Exhibit 99.2


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RADN - Q4 2004 Radyne Comstream Earnings Conference Call
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Thomson StreetEvents(SM)

Conference Call Transcript

RADN - Q4 2004 Radyne Comstream Earnings Conference Call

Event Date/Time: Feb. 17. 2005/4:30PM ET
Event Duration: N/A

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RADN - Q4 2004 Radyne Comstream Earnings Conference Call
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RADN - Q4 2004 Radyne Comstream Earnings Conference Call
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CORPORATE PARTICIPANTS

BOB FITTING
Radyne ComStream - CEO

GARRY KLINE
Radyne ComStream - Controller

STEVEN EYMANN
Radyne ComStream - EVP, CTO

CONFERENCE CALL PARTICIPANTS

DEBRA FIAKAS
Crystal Equity Research - Analyst

ROSS DEMONT
Midwood Capital - Analyst

DAVE STARKEY
Smith Barney - Analyst

DICK RYAN
Feltl & Company - Analyst

PANKUR HOAN
Roth Capital Partners - Analyst

WARREN DERELICK
Raymond James - Analyst

JD PEGGATT
Founders Asset Management - Analyst

MALCOLM PERSEN

PRESENTATION

OPERATOR

Good day, ladies and gentlemen. Thank you for your patience. The fourth quarter Radyne ComStream earnings conference call will begin momentarily. Thank you for standing by. Good day ladies and gentlemen. Welcome to the Q4 2004 Radyne ComStream Earnings Conference Call. My name is Enrique, and I will be your coordinator for today. At this time, all participants are in listen-only mode. We will be facilitating a question and answer session towards the end of the presentation. If at any time during the call you require assistance, please press "star" followed by "zero" and the coordinator will be happy to assist you. As a reminder, this conference is being recorded for replay purposes.

I would now like to turn this presentation over to your host for today's call, Mr. Malcolm Persen, Chief Financial Officer. Please proceed, sir.

MALCOLM PERSEN

Thank you, Enrique, and good afternoon and thank you for joining us for Radyne's 2004 fourth quarter and year end earnings conference call. I am Malcolm Persen, the CFO. Also present with me today are the CEO, Bob Fitting; the CTO, Steve Eymann; and the Controller, Garry Kline. I plan to present a brief overview of the Company and the financial results for the quarter. Then Bob will provide further comment about the fourth quarter's performance and will conduct the question and answer session.

Before we go any further, let me remind you that this conference call could include statements which may constitute forward-looking statements made pursuant to the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995. These statements, typically characterized by the words "such as," "expect," "believe," and "anticipate," and the like, and in this call including references to future sales and/or profitability, are subject to risks and uncertainties that can cause actual results to differ materially from the forward-looking statements.

Factors which would cause or contribute to such differences include, but are not limited to, factors detailed in the Company's SEC filings, and include risks associated with the highly competitive nature of the industries in which it competes, the potential for downturns in economic or market conditions, the rapidly changing technology environment in which it competes, the effects that acts of terrorism may have on its ability to ship products abroad, and the Company's ability to successfully develop and market products and services on an ongoing basis.

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Let me describe the Company very briefly. Radyne ComStream is a supplier of capital equipment for the satellite communications industry, and capital equipment for the HDTV and digital broadcast industry.

And now, for our financial results. During this past quarter, our sales were $16.8 million. Margins were $9.6 million or 53 percent of sales. Expenses roses to $5 million resulting in net earnings of $3 million. Earnings per share for the quarter were $0.18 compared with $0.16 the fourth quarter of 2003. Our EBITDA, that is, our earnings before interest, taxes, depreciation, and amortization was $3.4 million.

The continued strength of Radyne's gross margins resulted from the strong market reception enjoyed by our new line of HDTV encoders and continued sales of our flagship the DMD20 modem. The increase in expenses resulted from accruals for employee compensation and expenses related to S-OX section 404 compliance effort.

For all 2004, our revenues were $56.6 million compared to $58 million in 2003. Gross profit during 2004 increased 15 percent over the equivalent period last year. The Company earned $0.79 per share compared to $0.26 per share for 2003. The decrease in sales resulted from the Company's decision to withdraw from bidding on large-scale, low-margin system integration jobs. This decision resulted in an estimated reduction of $4 million in foregone sales. The increase in earnings resulted from improved operating profits and the previously announced recognition of a tax benefit.

Also during the quarter, we booked a Company record $20.8 million in orders resulting in a backlog at quarter end of $9.6 million, a 73 percent increase over the previous quarter's backlog of $5.5 million and a 19 percent improvement over yearend 2003. Total bookings for 2004 were $57.9 million compared to $51.9 million for 2003, or a 12 percent increase.

In early June, the board of directors authorized the purchase of up to $10 million of Radyne ComStream common stock on the open market. During the fourth quarter, the Company purchased 61,500 shares at an average price of $7.18 per share. On a cumulative basis, since the start of the program, the Company has purchased 402,600 shares at an average price of $6.93. Ten days ago our warrants, issued as part of our 2000 secondary offering, expired. Prior to their expiration, the Company received 310,571 warrants for redemption. At the strike price of $8.75 per warrant, the Company received $2.7 million. As a result, our current balance sheet has strengthened with almost $43 million in cash. We remain essentially debt-free. At yearend receivables and days of sales outstanding are at 62.8 days while inventory turns to sales has risen to 7.0.

Now let me turn to Bob for his comments. Bob

BOB FITTING - RADYNE COMSTREAM - CEO

Good afternoon. We are pleased to report the seventh consecutive profitable quarter. It was an outstanding quarter for us with record bookings and near-record earnings. Some of the highlights for last quarter I'd like to talk about - first of all, we received an order for more than 2 million from DataPath bringing their total for the year around $4 million. DataPath is maybe the leading supplier of satellite systems to the US military today.

Another item. We sold twice as many of our new HE4000 HDTV encoders last quarter than any other quarter where we sold encoders. I don't know if that makes sense. Let me repeat that. We sold twice as many of our HE4000 HDTV encoders last quarter than encoders in any past quarter. TNT Sports purchased encoders, decoders, and satellite equipment to be used for the NBA regular season, for the all-star game, and for the playoffs. Fox bought decoders for their NFL programming. Of course, we are especially proud that New England Satellite is using our encoders for the Michael Jackson trial. We received a total of over 2 million in orders for satellite communications equipment from two different Asian customers. We replaced our biggest competitor as the equipment supplier for the World Bank.

We are planning to show two new products, including a whole new product line at the sat com 2005 show in Washington. That's March 23-26. Any shareholders there, investors may find our booth of some interest. If you want a free pass to the exhibit, email us today or tomorrow at the latest with your mailing address. Email to investor@radn.com. We'll send you an application.

Fundamentally, our business remained strong with excellent margins. We continue to manage our business tightly and expect continued excellent earnings and high free cash flow. We continue to search for and investigate acquisition opportunities, although we have no news to share with you at this time. We still believe we're on the right track to win in our chosen markets and selectively acquire new technologies and businesses that will help grow our top line.

Let me turn to the subject of guidance. I want to mention one more time that, since we book and ship over 60 percent of our sales within the quarter, it limits our ability to forecast quarters very accurately. With the international capital markets returning, with our new products and high margins, with our continued high efficiencies in manufacturing and engineering, and with the reduction of bidding on low-margin systems jobs, we believe the sales for this year should be in the range of 60 million to 66 million with an EBID around 10 million to 13 million, which should produce earnings of around $0.37 to $0.41 per share at a 36.8 percent tax rate. For comparative purposes, the 2004 EPS would have been $0.36 if we had used the same tax rate we have to use in 2005.

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Now Enrique, we're ready for questions. Hello, Enrique. Enrique, are you there?

OPERATOR

Sorry sir?

BOB FITTING - RADYNE COMSTREAM - CEO

We're ready for questions now.

QUESTION AND ANSWER

OPERATOR

(OPERATOR INSTRUCTIONS) Debra Fiakas from Crystal Equity.

Debra Fiakas - Crystal Equity Research - Analyst

Thank you. Congratulations on a good quarter. Just a housekeeping note - what are your total shares outstanding now?

MALCOLM PERSEN

I will have that for you in just a second.

DEBRA FIAKAS - CRYSTAL EQUITY RESEARCH - ANALYST

Thank you. While we're looking for that number, Bob could you comment a little bit on some of your international markets. They have always been important for this Company. Are you seeing any impact in business practices or in demand because of the natural disaster that took place in the southeast Asia area?

BOB FITTING - RADYNE COMSTREAM - CEO

I don't think we've seen any business that is a direct result of that. We've probably been selling equipment in the past that has been put into service for emergency use there. We are seeing more large jobs, as you notice from our press releases, internationally than we've seen for a number of years. We think that bodes well for the future.

MALCOLM PERSEN

For the year, the basic shares are 16,357,000. If you want the diluted shares, the fully diluted was 17,136,000.

DEBRA FIAKAS - CRYSTAL EQUITY RESEARCH - ANALYST

So 16.4 million is what is outstanding at the end of these warrant exercises?

MALCOLM PERSEN

No. Those numbers haven't been calculated as yet. You would have to add the 340,000 to that.

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DEBRA FIAKAS - CRYSTAL EQUITY RESEARCH - ANALYST

Okay. Thank you very much.

OPERATOR

ROSS DEMONT FROM MIDWOOD CAPITAL.

ROSS DEMONT  - MIDWOOD CAPITAL - ANALYST

Congratulations on a great quarter. Would you consider the backlog that you had at the end of the quarter and the strength in orders - is that a function of yearend strength? Or do you see that kind of strength continuing into the new year?

BOB FITTING  - RADYNE COMSTREAM - CEO

We see the quarter so far as being stronger than we would have expected because our first quarter is usually weak. Hopefully if that continues, then we'll have another good quarter this one.

ROSS DEMONT  - MIDWOOD CAPITAL - ANALYST

Okay. Are you still seeing - I know that the decoder business can be somewhat lumpy. Are you still seeing--or expecting growth in that business as well? Could we have a lumpy quarter where you don't get many orders this quarter and you get a bunch next quarter? Could you characterize that business.

BOB FITTING  - RADYNE COMSTREAM - CEO

I would say it's a little lumpy too. They tend to come in big orders every so often. They are driven a lot of times by events such as the NFL or the NDA or the Olympics or whatever is coming up. When we get closer to those events, then people start buying.

MALCOLM PERSEN

I would hasten to add that, as you know if you've been following us, our business is seasonal and tends to be backend loaded in the year.

ROSS DEMONT  - MIDWOOD CAPITAL - ANALYST

Yes.

MALCOLM PERSEN

So obviously, we'll see a lot more of this going on in the second two quarters that we may see now.

ROSS DEMONT  - MIDWOOD CAPITAL - ANALYST

Okay. Again, congratulations on the good quarter. I look forward to seeing you out at the Roth conference.

OPERATOR

Dave Starkey (ph) from Smith Barney.

DAVE STARKEY  - SMITH BARNEY - ANALYST

What are you doing to further capture more of the share of the high definition market, which seems to be growing quite fast now?

BOB FITTING  - RADYNE COMSTREAM - CEO

We know every customer in the US today. We actively market them. We're trying to get demos of our newest equipment in for them to see. Every place we're gone with that, it's been pretty favorable. The other thing we've done is to hire some more sales people. We picked up another sales person in the European region, which is starting to get active for that kind of business too.

DAVE STARKEY  - SMITH BARNEY - ANALYST

Would you say the bidding in that area is picking up right now?

BOB FITTING  - RADYNE COMSTREAM - CEO

In Europe?

DAVE STARKEY  - SMITH BARNEY - ANALYST

No, in the high definition area - just with the various companies you've been talking to.

BOB FITTING  - RADYNE COMSTREAM - CEO

Absolutely.

DAVE STARKEY  - SMITH BARNEY - ANALYST

Does your forecast include a decent amount of new business from those kinds of contacts? Or are you keeping that real conservative?

BOB FITTING  - RADYNE COMSTREAM - CEO

We're conservative anyway, but we expect growth in that area. That is apparent in our forecast (indiscernible).

DAVE STARKEY  - SMITH BARNEY - ANALYST

Do you expect - you've been announcing orders as you've been getting them - some of the sizeable ones. Do you expect to continue doing that?

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BOB FITTING  - RADYNE COMSTREAM - CEO

Our general policy is for sizeable orders, meaning $1 million or more, we try to announce them when the customer allows us to do it.

DAVE STARKEY  - SMITH BARNEY - ANALYST

What would you say, looking past this year, are your longer-term, internal expectations for growth?

BOB FITTING  - RADYNE COMSTREAM - CEO

We think the business should be growing at somewhere between 15 and 25 percent a year organically.

DAVE STARKEY  - SMITH BARNEY - ANALYST

Okay. So this year you did what? 56 million. You are expecting 60 to 66. The number (multiple speakers) is a little lower than that for 2005 year. Do you expect that growth then to pick up after this year?

BOB FITTING  - RADYNE COMSTREAM - CEO

Again, I think we just being conservative in our forecasts.

DAVE STARKEY  - SMITH BARNEY - ANALYST

Okay. Alright, thank you.

OPERATOR

(OPERATOR INSTRUCTIONS) Dick Ryan for Feltl & Company.

DICK RYAN  - FELTL & Company - Analyst

Good afternoon. Malcolm, can you break out revenues or backlog, even rough percentages, sat com versus the video side?

MALCOLM PERSEN

We don't typically break out segments because we don't look at the business that way. What I can tell you is that we have looked at our customers over the course of 2004. Some high level general rules-of-thumb. Broadcast customers now represent about 25 percent roughly - a little bit higher I think - of our total sales for the year. The balance, of course, is into the satellite communications. The US government has also increased somewhat to probably the mid 30s now - mid 30 percent as well.

DICK RYAN  - FELTL & Company - Analyst

Okay. Bob, does most of the military business go through DataPath? Or do you have other avenues into them?

BOB FITTING  - RADYNE COMSTREAM - CEO

We have 15, 20 customers we sell to for military applications, some direct to the military, some direct to the US government. Some through systems houses.

DICK RYAN  - FELTL & Company - Analyst

How does your pipeline look at this point?

BOB FITTING  - RADYNE COMSTREAM - CEO

It's as healthy today as its been in the last six months. We're not giving those numbers out any more because we think that our competitors would like to hear it. So we just don't do it. I would say they are up from July probably 20 percent from what we've been quoting.

DICK RYAN  - FELTL & Company - Analyst

Is that across all segments?

BOB FITTING  - RADYNE COMSTREAM - CEO

I can't answer that because I don't know.

DICK RYAN  - FELTL & Company - Analyst

New product rollouts - what can we expect? Can you give us any indication?

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BOB FITTING  - RADYNE COMSTREAM - CEO

One that we're showing at the trade show is a transceiver. We attempted to buy a company last year and failed in that so we decided to develop our own. That will be introduced. We have another product line that I can't talk about yet. Once we show it at the show, we'll be able to talk about it.

DICK RYAN  - FELTL & Company - Analyst

I am bouncing around. Malcolm, from a gross margin standpoint, certainly a very strong quarter. What kind of trends should we look at for gross margins going through '05?

MALCOLM PERSEN

Obviously we are pleased as well. I don't know that we can continue to sustain that. Gross margins increase dramatically because we introduce new products. As you know, when we introduce a new product, many of the early adopters are people who buy more features or buy them at typically higher gross margins. As the volumes - and this is particularly in the HDTV business - as the volumes on those products increase, we'll probably see some shrink. I am still thinking that we'll be somewhere certainly in the very high 40s to the low-50 range by yearend 2005.

DICK RYAN  - FELTL & Company - Analyst

Okay. On the warrant side, do you think there are any more to be exercised? Or is that pretty much it?

MALCOLM PERSEN

No, that's it. We accepted warrants up until the closing date. Actually, under the prospectus, we're not allowed to, except for settlement period. At this point, it is too late to redeem the warrants.

DICK RYAN  - FELTL & Company - Analyst

Okay. Thank you.

OPERATOR

Ross DeMont from Midwood Capital.

ROSS DEMONT  - MIDWOOD CAPITAL - ANALYST

Sorry. Just a quick follow-up. Are you feeling relatively comfortable where you are from a Sarbanes-Oxley standpoint?

MALCOLM PERSEN

I think that obviously we don't know until the final bell has rung because the process continues right up until the day we file the 10-K. That will be due on March 16. We do feel pretty good. We've worked very, very hard. The staff has been incredibly dedicated. KPMG has been pretty honest with us when they've seen issues. We've worked very hard to try to address them. Overall we're all feeling as though we're going to come out Okay. Obviously I want to be very clear. We're not through it yet. We don't know we're through it till it's over. We feel pretty good about it.

ROSS DEMONT  - MIDWOOD CAPITAL - ANALYST

Can you guess at a dollar number that was associated with 2004 for getting all your Sarbanes-Oxley work and what that might be in '05? It should be a lesser number, I assume?

MALCOLM PERSEN

Yes, we do expect it will be a lower number in '05. We're probably approaching now the $600,000 mark in out-of-pocket costs.

ROSS DEMONT  - MIDWOOD CAPITAL - ANALYST

Is that for all - for external? Or is that a blended internal and external (multiple speakers).

MALCOLM PERSEN

That is just the external portion. I am not including time, hours, people put into it. I don't know yet. We won't know until probably late April when our auditors come back and provide us with their estimates of fees for next year. They have assured us that their fees will go down. We have put all the processes in place. We're pretty confident that the overall number will drop.

ROSS DEMONT  - MIDWOOD CAPITAL - ANALYST

Okay, thanks very much. I appreciate it.

OPERATOR

Pankur Hoan (ph) from Roth Capital Partners.

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PANKUR HOAN  - ROTH CAPITAL PARTNERS - ANALYST

Standing in for Dave Kang, Roth Capital Partners. I had a question on SG&A. You have 5 million. Could you throw some color on why that has increased as compared to the previous year last quarter?

MALCOLM PERSEN

Yes. There are two principle elements. One we just spoke to, which was the S-Ox 404 compliance effort. Also, this year - we had been through a series of years of very tight salary policies around here. We had freezes and the like. This year we decided that we needed to bring some people back up to market. So there were some very purposeful and conscious efforts to do that. I would add very quickly that almost all of those dollars are on a performance and variable basis. Obviously if there were a contraction in the market, we would expect those dollars to come back down again. We did have to do some catching up this year. Those were probably the two biggest elements in driving that increase.

PANKUR HOAN  - ROTH CAPITAL PARTNERS - ANALYST

Could you give me some number as to, this reported quarter, what was the contribution of S-Ox?

MALCOLM PERSEN

I just quoted it a second ago. It's approaching $600,000 in out-of-pocket expense, not including internal time and materials.

PANKUR HOAN  - ROTH CAPITAL PARTNERS - ANALYST

Okay. Are you giving any guidance on Q1 2005?

MALCOLM PERSEN

We do not give quarterly guidance. As Bob spoke earlier, the business doesn't always follow an even line. So we gave annual guidance. That is typically what we do throughout the year.

PANKUR HOAN  - ROTH CAPITAL PARTNERS - ANALYST

Okay. Thanks a lot.

OPERATOR

Debra Fiakas from Crystal Equity.

DEBRA FIAKAS  - CRYSTAL EQUITY RESEARCH - ANALYST

Just to carry on the questions about the operating expenses where we might expect to see research and development spending in the next year or so?

BOB FITTING  - RADYNE COMSTREAM - CEO

We don't usually talk about the products that we're working on because of competitive reasons. We expect the R&D to increase a little bit over the next year. We have some new projects that we're getting started on. I'd say in quarter two or three we'll be able to announce the results of those.

DEBRA FIAKAS  - CRYSTAL EQUITY RESEARCH - ANALYST

Okay. Thank you.

OPERATOR

Warren Derelick from Raymond James.

WARREN DERELICK  - RAYMOND JAMES - ANALYST

Good quarter. A question along the same lines as Debra in regards to your R&D and new products. Has there been any conscious decision on ramping up new dollars for new products as compared to acquisition as it being either too expensive or too hard to find synergies in that area? Do you feel comfortable looking into '05, '06 that there is enough product or new product to grow measurably?

BOB FITTING  - RADYNE COMSTREAM - CEO

The first question, yes, we look at spending the money on acquisition first. If we can buy the R&D that's already done, it buys us time to marketplace. In terms of the level of R&D we're spending, I think it's pretty good for what we're doing right now. We've been arguing over the last year that we've found ways to be very much more efficient in our engineering by developing products that have a much longer lifetime than they used to have. We have a new product we introduced a year ago we expect to run for five or six years with the new technology we put in it, DSPs and FPGAs, (ph) as opposed to we used to have to redesign every three or four years. I think our efficiency allows us to control those dollars. I think there are sufficient dollars, although it will probably grow a little bit this year.

WARREN DERELICK  - RAYMOND JAMES - ANALYST

Second question. If we define the size of the market for the encoders, have you been able to quantify that in any dollar?

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BOB FITTING  - RADYNE COMSTREAM - CEO

I think - I don't know if you have seen our presentation that is on our website. There is an effort there with a graph to quantify the dollar level - the available market for us.

WARREN DERELICK  - RAYMOND JAMES - ANALYST

Last question. Is it too simple to assume, as the ramp-up in high definition comes from pricing of the sets coming down, more Americans having the technology at that point, more broadcasting, more content and how that would feed into you all getting more business.

BOB FITTING  - RADYNE COMSTREAM - CEO

There is push and pull in that whole business, isn't there. The TV sets are coming down. People are buying them. There are more things that they're - more content out there. Everything in the NBA this year is HD. The other thing is the FCC is suddenly applying pressure on the broadcasters because they want that spectrum back. So I think all those things are making this finally have - forcing HD and digital television to come about.

WARREN DERELICK  - RAYMOND JAMES - ANALYST

Thank you.

MALCOLM PERSEN

I want to add for the other listeners on the line - Bob mentioned the investor presentation - it is on the website. We will be updating it. It should be available no later than Wednesday next week. Obviously we had to do this formal announcement before we could put an updated version. You are certainly welcome to look at the one there. But bear with us. In a couple of days we'll have some new data on there for you.

WARREN DERELICK  - RAYMOND JAMES - ANALYST

Thank you.

OPERATOR

JD Peggatt (ph) from Founders Asset Management.

JD PEGGATT  - FOUNDERS ASSET MANAGEMENT - ANALYST

Really nice quarter. Could you give us the guidance one more time for the year? 60 to 65 revenue, is that right?

BOB FITTING  - RADYNE COMSTREAM - CEO

I am going to read it again because I don't want to get it wrong. We said 60 to 66 of revenue. EBIT of 10 to 13 million.

JD PEGGATT  - FOUNDERS ASSET MANAGEMENT - ANALYST

What kind of tax rate should we be thinking of?

BOB FITTING  - RADYNE COMSTREAM - CEO

36.8 percent.

JD PEGGATT  - FOUNDERS ASSET MANAGEMENT - ANALYST

Okay. The commentary earlier where I think you mentioned organic, but you would hope to grow 15 to 25 percent.

BOB FITTING  - RADYNE COMSTREAM - CEO

We think in these markets, yes.

JD PEGGATT - FOUNDERS ASSET MANAGEMENT - ANALYST

Okay. And just want to be a bit more conservative in posturing that for '05 then?

BOB FITTING  - RADYNE COMSTREAM - CEO

We tend to be a conservative company in our forecasts.

JD PEGGATT  - FOUNDERS ASSET MANAGEMENT - ANALYST

Okay. It seems like you had a pretty strong quarter here and actually grew backlog sequentially. Why should we believe that things are slowing to such an extent that you only do something in that range for '05?

BOB FITTING  - RADYNE COMSTREAM - CEO

I am not saying that they are going to slow at all. It's just that we did have a great quarter. It looks like first quarter might be a pretty good one. We're just a little hesitant to forecast those things. It's very hard for us to be--to go on a quarter-by-quarter basis. A lot of our orders are long sales lead-time. We may know of something, but not have a firm order for some time in the development. We have some large orders that we are still waiting from that we are very positive about that we started working on some months ago.

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                                                                FINAL TRANSCRIPT
--------------------------------------------------------------------------------
RADN - Q4 2004 Radyne Comstream Earnings Conference Call
--------------------------------------------------------------------------------

We're very reluctant. As I said earlier, if you look over the years, particularly the second quarter is typically relatively quiet as people sort out capital budgets and things like that. We don't want to set expectations that you guys are going to come back to and say, is there something wrong with your markets when we know (indiscernible).

JD PEGGATT  - FOUNDERS ASSET MANAGEMENT - ANALYST

Is Q2 usually the quiet period? Or is it more Q1?

BOB FITTING  - RADYNE COMSTREAM - CEO

They both can be. Some years it's been one. Some years it's been the other.

JD PEGGATT  - FOUNDERS ASSET MANAGEMENT - ANALYST

Okay. And then the discussion about some of those large orders, is that spread across both lines of business for you?

BOB FITTING  - RADYNE COMSTREAM - CEO

Absolutely, yes sir.

JD PEGGATT  - FOUNDERS ASSET MANAGEMENT - ANALYST

Is there something that has changed on the satellite business that is driving some recent momentum there?

BOB FITTING  - RADYNE COMSTREAM - CEO

I think what has changed in the satellite business is returning to more normal market conditions than we've seen in three or four years. Because, as I mentioned earlier, we didn't see large orders for a number of years. There were just a lot of small orders. This is unusual, or getting back to more normal - I shouldn't say that - big orders coming in. We hope it's a return to what we'd expect this market to be doing in the future.

JD PEGGATT  - FOUNDERS ASSET MANAGEMENT - ANALYST

I think it reflects to some extent the improved competitive position or (multiple speakers) ?

BOB FITTING  - RADYNE COMSTREAM - CEO

I think that also. I think we're in a strong competitive position. I think this year we'll be in an even stronger one than we were last year. But time will tell.

JD PEGGATT  - FOUNDERS ASSET MANAGEMENT - ANALYST

Okay, great. Keep up the good work. Thank you.

OPERATOR

Dick Ryan from Feltl & Company.

DICK RYAN  - FELTL & Company - Analyst

Can you talk a little bit on the backlog. What kind of timing do you see? Is that more of Q1 event? How does that flow in the next couple quarters?

BOB FITTING  - RADYNE COMSTREAM - CEO

We keep mentioning that we book and ship 60 percent in the quarter. That $9 million or $10 million backlog we have, we will probably ship three-quarters of that in the first quarter, maybe more - probably a little more than that. (multiple speakers) we get our quick turnaround.

DICK RYAN  - FELTL & COMPANY - ANALYST

On the guidance for - I am looking at the assumptions for the business segments. You said 15 to 20 percent combined. Can you break that out - what you are looking at for the individual segments?

BOB FITTING  - RADYNE COMSTREAM - CEO

What I like to tell people to do is go look at our forecasts for the markets and assume we're going to do that and probably a little bit better. If you can look at our website you can get a pretty good idea of that. As Malcolm said, we'll be updating that in a few days. So look at how fast we think the market is growing and assume we're going to get that share. Then you can try to figure out how much we can take from the other guy.

DICK RYAN  - FELTL & Company - Analyst

Okay. Thanks.

OPERATOR

Sir, at this time there are no more additional questions in queue. I turn back the call to you for your final statements.

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                                                                              12

                                                                FINAL TRANSCRIPT
--------------------------------------------------------------------------------
RADN - Q4 2004 Radyne Comstream Earnings Conference Call
--------------------------------------------------------------------------------

BOB FITTING  - RADYNE COMSTREAM - CEO

Okay. That will wrap it up for this quarter. We thank everyone for participating. Good-bye.

OPERATOR

Ladies and gentlemen, this concludes the presentation for today's conference. You may now disconnect.

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